                                                                  EXHIBIT (n)(4)


                               AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

                                             CLASSES OF SHARES
                                      -------------------------------
                                       A      B      C      I      Q
                                      ---    ---    ---    ---    ---
ING Convertible Fund                   X      X      X     N/A     X
ING Disciplined LargeCap Fund          X      X      X      X     N/A
ING Equity and Bond Fund               X      X      X     N/A     X
ING Financial Services Fund            X      X     N/A    N/A    N/A
ING Growth Opportunities Fund          X      X      X      X      X
ING LargeCap Growth Fund               X      X      X      X      X
ING LargeCap Value Fund                X      X      X      X     N/A
ING MidCap Value Fund                  X      X      X     N/A     X
ING MidCap Opportunities Fund          X      X      X      X      X
ING Principal Protection Fund          X      X      X     N/A     X
ING Principal Protection Fund II       X      X      X     N/A     X
ING Principal Protection Fund III      X      X      X     N/A     X
ING Principal Protection Fund IV       X      X      X     N/A     X
ING Principal Protection Fund V        X      X      X     N/A     X
ING Principal Protection Fund VI       X      X      X     N/A     X
ING Principal Protection Fund VII      X      X      X     N/A    N/A
ING Principal Protection Fund VIII     X      X      X     N/A    N/A
ING Principal Protection Fund IX       X      X      X     N/A    N/A
ING Real Estate Fund                   X      X      X      X      X
ING SmallCap Opportunities Fund        X      X      X      X      X
ING SmallCap Value Fund                X      X      X      X      X
ING Tax Efficient Equity Fund          X      X      X     N/A    N/A